UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02851
Van Kampen High Yield Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/28/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen High Yield Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Yield Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 10/2/78		since 7/2/92		since 7/6/93		since 3/23/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	7.06%	6.89%	5.17%	5.17%	4.08%	4.08%	5.07%

10-year	3.22	2.71	2.60	2.60	2.46	2.46	—

5-year	4.27	3.24	3.56	3.34	3.53	3.53	—

1-year	40.48	33.86	39.60	35.60	39.38	38.38	40.81

6-month	10.44	5.21	10.07	6.07	10.02	9.02	10.57

30-Day SEC Yield	6.69%		6.19%		6.34%		7.28%

Gross Expense Ratio	1.03%		1.78%		1.78%		0.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all distributions. Periods of less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index is an unmanaged, broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this index. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

The U.S. high yield market posted strong performance for the six-month period ended February 28, 2010. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”), a benchmark for the high yield corporate bond market, returned 13.86 percent for the period. Within the Index, the average bond price increased from $86 to $95, average spreads declined from 901 basis points to 701 basis points, and the yield to maturity fell from 11.4 percent to 9.3 percent.

The lowest quality bonds delivered the best performance for the period. Within the Index, CCC rated issues were up 18.3 percent, easily outperforming better quality BB and B rated bonds which returned 11.3 percent and 10.5 percent, respectively.

Fundamentals improved over the course of the period as gross domestic product (GDP) estimates showed the pace of economic growth was accelerating. Although the U.S. high yield default rate remained elevated, the improving fundamental picture and greater market liquidity has led Moody’s to predict that the default rate will decline to 3.6 percent by the end of 2010. As of January 31, the default rate stood at 13.6 percent. High yield bond issuance was strong throughout the period, fueled by ongoing demand from investors seeking higher yields and from companies refinancing their capital structures.

Performance Analysis

All share classes of Van Kampen High Yield Fund underperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”) and the Lipper High Current Yield Bond Funds Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

Barclays Capital
				U.S. Corporate High	Lipper High
				Yield-2% Issuer Cap	Current Yield
Class A	Class B	Class C	Class I	Index	Bond Funds Index

10.44%	10.07%	10.02%	10.57%	13.86%	12.96%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s performance relative to the Index for the period was primarily attributable to the following factors:

•	The portfolio’s more conservative overall positioning was the primary detractor from relative performance. We continued to favor higher quality, more liquid bonds with an emphasis on issuers with solid asset coverage as we believe this positioning provided an appropriate risk/return profile for our investors. A significant underweight to the lowest quality, most risky segment of the high yield market was the primary detractor as these bonds provided the strongest returns for the period.

•	Overweights relative to the Index in the energy and utilities sectors were additive to returns, however, as both performed well for the period.

•	Security selection in the chemicals, mining and paper/packaging sectors also contributed positively to relative performance.

Market Outlook

Although high yield bond prices have risen and yields to maturity have declined, given the prospect of declining default rates and further economic improvement, we are optimistic that we will continue to find compelling investment opportunities within segments of the market. We anticipate that we will continue to favor more liquid, higher quality issuers in the near term as we believe this segment of the market provides the best risk/return profile.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 2/28/10 (Unaudited)

BBB/Baa	1.0%
BB/Ba	43.8
B/B	40.9
CCC/Caa	8.8
Non-Rated	5.5

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Energy	11.3%
Gaming & Leisure	10.6
Utility	10.2
Health Care	9.0
Manufacturing	6.2
Telecommunications	5.5
Forest Products	4.9
Cable	4.8
Financial	4.7
Information Technology	3.9
Chemicals	3.6
Retail	3.5
Services	3.1
Wireless Communications	3.0
Metals	2.6
Aerospace	2.4
Food & Tobacco	1.3
Housing	1.2
Consumer Products	1.1
Transportation	1.1
Food & Drug	0.3

Total Long-Term Investments	94.3
Total Repurchase Agreements	4.8

Total Investments	99.1
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.9

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of debt obligations. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,104.41	$4.80
Hypothetical	1,000.00	1,020.23	4.61
(5% annual return before expenses)

Class B
Actual	1,000.00	1,100.67	8.75
Hypothetical	1,000.00	1,016.46	8.40
(5% annual return before expenses)

Class C
Actual	1,000.00	1,100.15	8.70
Hypothetical	1,000.00	1,016.51	8.35
(5% annual return before expenses)

Class I
Actual	1,000.00	1,105.71	3.50
Hypothetical	1,000.00	1.021.47	3.36
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92%, 1.68%, 1.67% and 0.67% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 94.0% Aerospace 2.4%
$6,810	Bombardier, Inc. (Canada) (a)	6.300%	05/01/14	$7,031,325
1,810	Hexcel Corp.	6.750	02/01/15	1,755,700
2,625	L-3 Communications Corp.	5.875	01/15/15	2,647,969
2,400	TransDigm, Inc. (a)	7.750	07/15/14	2,412,000

				13,846,994

	Cable 4.8%
5,830	Charter Communications
	Operating LLC (a)	10.875	09/15/14	6,522,312
3,665	CSC Holdings, Inc. (a)	8.500	06/15/15	3,866,575
5,165	CSC Holdings, Inc. (a)	8.625	02/15/19	5,604,025
6,650	DISH DBS Corp.	7.000	10/01/13	6,832,875
500	Echostar DBS Corp.	6.375	10/01/11	521,250
550	Echostar DBS Corp.	6.625	10/01/14	552,750
138	NTL Cable PLC (United Kingdom)	8.750	04/15/14	141,795
3,635	NTL Cable PLC (United Kingdom)	9.125	08/15/16	3,771,313

				27,812,895

	Chemicals 3.6%
650	Airgas, Inc. (a)	7.125	10/01/18	718,250
2,435	Ashland, Inc. (a)	9.125	06/01/17	2,672,412
2,240	Ferro Corp.	6.500	08/15/13	2,094,400
5,100	Hexion Finance Escrow LLC (a)	8.875	02/01/18	4,794,000
1,945	Innophos Holdings, Inc. (a)	9.500	04/15/12	1,949,863
2,445	Innophos, Inc.	8.875	08/15/14	2,524,462
4,230	Terra Capital, Inc. (a)	7.750	11/01/19	4,737,600
1,570	Westlake Chemical Corp.	6.625	01/15/16	1,511,125

				21,002,112

	Consumer Products 1.1%
6,510	Navistar International Corp.	8.250	11/01/21	6,640,200

	Energy 11.3%
4,579	Atlas Energy Operating Co., LLC	10.750	02/01/18	4,979,662
4,945	Chaparral Energy, Inc.	8.500	12/01/15	4,054,900
1,475	Chesapeake Energy Corp.	6.375	06/15/15	1,434,437
1,650	Chesapeake Energy Corp.	6.500	08/15/17	1,575,750
830	Chesapeake Energy Corp.	7.500	09/15/13	846,600
1,775	Chesapeake Energy Corp.	9.500	02/15/15	1,939,187
960	Cimarex Energy Co.	7.125	05/01/17	964,800
2,220	Compagnie Generale de
	Geophysique SA (France)	7.500	05/15/15	2,186,700
5,065	Forest Oil Corp.	7.250	06/15/19	4,989,025
3,855	Hilcorp Energy/Finance Corp. (a)	7.750	11/01/15	3,768,263
1,925	Key Energy Services, Inc.	8.375	12/01/14	1,915,375
5,540	Massey Energy Co.	6.875	12/15/13	5,526,150
3,155	Newfield Exploration Co.	6.625	09/01/14	3,218,100
690	Newfield Exploration Co.	7.125	05/15/18	693,450

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Energy (Continued)
$6,500	OPTI Canada, Inc. (Canada)	8.250%	12/15/14	$5,817,500
2,000	OPTI Canada, Inc. (Canada) (a)	9.000	12/15/12	2,045,000
4,095	Pioneer Natural Resources Co.	6.650	03/15/17	4,049,447
1,855	Plains Exploration & Production Co.	7.625	06/01/18	1,868,913
2,035	Plains Exploration & Production Co.	7.750	06/15/15	2,062,981
3,245	Plains Exploration & Production Co.	10.000	03/01/16	3,545,163
4,640	SandRidge Energy, Inc. (a)	8.000	06/01/18	4,466,000
2,820	SandRidge Energy, Inc. (Senior Unsecured Term Loan) (b)	8.625	04/01/15	2,777,700
2,000	Western Refining, Inc. (a) (c)	10.750	06/15/14	1,690,000

				66,415,103

	Financial 4.4%
2,735	Bank of America Corp. (d)	8.000	12/29/49	2,610,506
11,015	CIT Group, Inc.	7.000	05/01/17	9,775,812
1,779	GMAC, Inc.	6.750	12/01/14	1,716,735
1,998	GMAC, Inc.	6.875	09/15/11	2,007,990
2,120	JBS USA Finance, Inc. (a)	11.625	05/01/14	2,406,200
6,875	LPL Holdings, Inc. (a)	10.750	12/15/15	7,021,094

				25,538,337

	Food & Drug 0.3%
1,495	M-Foods Holdings, Inc. (a)	9.750	10/01/13	1,551,063

	Food & Tobacco 1.3%
2,500	Constellation Brands, Inc.	7.250	05/15/17	2,531,250
3,280	Smithfield Foods, Inc.	7.000	08/01/11	3,296,400
1,500	TreeHouse Foods, Inc. (e)	7.750	03/01/18	1,543,125

				7,370,775

	Forest Products 4.9%
4,500	Appleton Papers, Inc. (a)	10.500	06/15/15	4,185,000
3,000	Cascades, Inc. (Canada) (a)	7.750	12/15/17	3,045,000
2,465	Cascades, Inc. (Canada) (a)	7.875	01/15/20	2,501,975
2,430	Georgia-Pacific Corp. (a)	7.125	01/15/17	2,466,450
2,985	Georgia-Pacific LLC (a)	8.250	05/01/16	3,164,100
3,255	Graphic Packaging International, Inc.	9.500	08/15/13	3,336,375
6,535	NewPage Corp.	11.375	12/31/14	6,273,600
1,085	P.H. Glatfelter Co.	7.125	05/01/16	1,047,025
2,500	Verso Paper Holdings LLC (a)	11.500	07/01/14	2,637,500

				28,657,025

	Gaming & Leisure 10.6%
3,250	AMC Entertainment, Inc.	8.750	06/01/19	3,371,875
2,595	Ameristar Casinos, Inc.	9.250	06/01/14	2,666,362
8,921	CCM Merger Corp. (Senior Secured Term Loan)	8.500	07/13/12	8,835,842
2,150	FireKeepers Development Authority (a)	13.875	05/01/15	2,483,250
4,125	Harrah’s Operating Co., Inc.	11.250	06/01/17	4,300,313
1,930	Intelsat Jackson Holdings SA (Bermuda)	9.500	06/15/16	2,036,150
9,793	Intelsat Luxembourg SA (Bermuda) (b)	11.500	02/04/17	9,621,438

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Gaming & Leisure (Continued)
$1,330	Las Vegas Sands Corp.	6.375%	02/15/15	$1,216,950
5,350	MGM Mirage, Inc. (a)	11.125	11/15/17	5,804,750
3,625	MGM Mirage, Inc.	13.000	11/15/13	4,150,625
3,000	Nielsen Finance LLC	10.000	08/01/14	3,127,500
2,000	Scientific Games International, Inc.	9.250	06/15/19	2,125,000
3,920	Sirius XM Radio, Inc.	9.625	08/01/13	3,988,600
6,434	Wynn Las Vegas LLC	6.625	12/01/14	6,257,065
1,760	XM Satellite Radio Holdings, Inc. (a)	13.000	08/01/13	1,936,000

				61,921,720

	Health Care 9.0%
3,685	Apria Healthcare Group, Inc. (a)	11.250	11/01/14	3,989,012
2,880	Apria Healthcare Group, Inc. (a)	12.375	11/01/14	3,117,600
1,275	Axcan Intermediate Holdings, Inc.	12.750	03/01/16	1,386,562
4,900	Biomet, Inc.	10.000	10/15/17	5,377,750
3,265	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	3,420,088
1,005	Fresenius US Finance II, Inc. (a)	9.000	07/15/15	1,115,550
2,545	HCA, Inc.	5.750	03/15/14	2,392,300
3,480	HCA, Inc.	6.250	02/15/13	3,427,800
1,171	HCA, Inc. (a)	7.875	02/15/20	1,226,623
2,400	HCA, Inc. (a)	9.875	02/15/17	2,604,000
3,310	Healthsouth Corp.	10.750	06/15/16	3,591,350
680	Invacare Corp.	9.750	02/15/15	734,400
4,015	Omnicare, Inc.	6.750	12/15/13	3,979,869
750	Omnicare, Inc.	6.875	12/15/15	723,750
3,975	Select Medical Corp. (c)	6.428	09/15/15	3,537,750
3,551	Select Medical Corp.	7.625	02/01/15	3,355,695
2,275	Sun Healthcare Group, Inc.	9.125	04/15/15	2,320,500
3,975	Tenet Healthcare Corp.	7.375	02/01/13	3,975,000
2,200	Tenet Healthcare Corp. (a)	10.000	05/01/18	2,431,000

				52,706,599

	Housing 1.2%
1,860	Interface, Inc., Ser B	9.500	02/01/14	1,911,150
4,675	K Hovnanian Enterprises, Inc.	10.625	10/15/16	4,908,750

				6,819,900

	Information Technology 3.9%
3,415	First Data Corp.	9.875	09/24/15	2,971,050
1,528	Flextronics International Ltd. (Singapore)	6.500	05/15/13	1,570,020
525	Iron Mountain, Inc.	6.625	01/01/16	519,750
4,040	Sungard Data Systems, Inc.	9.125	08/15/13	4,156,150
1,785	SunGard Data Systems, Inc.	10.625	05/15/15	1,936,725
2,360	Sungard Data Systems Term Loan B	10.250	08/15/15	2,460,300
2,000	Unisys Corp. (a)	14.250	09/15/15	2,370,000
7,590	Vangent, Inc.	9.625	02/15/15	7,020,750

				23,004,745

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)		Description	Coupon	Maturity	Value

		Manufacturing 6.2%
$1,295		Baldor Electric Co.	8.625%	02/15/17	$1,333,850
2,450		Berry Plastics Escrow LLC (a)	8.250	11/15/15	2,431,625
5,150		Berry Plastics Holding Corp.	8.875	09/15/14	4,982,625
3,615		Case New Holland, Inc. (a)	7.750	09/01/13	3,651,150
3,000		Coleman Cable, Inc. (a)	9.000	02/15/18	2,985,000
383		Crown Americas LLC	7.625	11/15/13	396,405
2,760		Graham Packaging Co., Inc.	9.875	10/15/14	2,829,000
1,070		Hanson Ltd. (United Kingdom)	7.875	09/27/10	1,089,416
2,000		Interface, Inc.	11.375	11/01/13	2,260,000
2,000		Owens-Brockway Glass Container, Inc.	7.375	05/15/16	2,075,000
2,015		Owens-Brockway Glass Container, Inc.	8.250	05/15/13	2,055,300
3,025		Oxford Industries, Inc.	11.375	07/15/15	3,372,875
3,555		RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	3,617,213
3,575		Solo Cup Co.	8.500	02/15/14	3,414,125

					36,493,584

		Metals 2.6%
1,340		Foundation PA Coal Co.	7.250	08/01/14	1,346,700
8,089		Novelis, Inc. (Canada)	7.250	02/15/15	7,542,992
5,500		Teck Resources Ltd. (Canada)	10.250	05/15/16	6,586,250

					15,475,942

		Retail 3.5%
3,350		Brown Shoe Co., Inc.	8.750	05/01/12	3,408,625
1,565		Freedom Group, Inc. (a)	10.250	08/01/15	1,666,725
3,625		Macy’s Retail Holdings, Inc.	5.900	12/01/16	3,534,375
3,500		QVC, Inc. (a)	7.500	10/01/19	3,561,250
4,110		Rite Aid Corp.	8.625	03/01/15	3,472,950
1,421		SUPERVALU, Inc.	7.500	05/15/12	1,495,602
1,305		SUPERVALU, Inc.	7.500	11/15/14	1,318,050
1,790		SUPERVALU, Inc.	8.000	05/01/16	1,812,375

					20,269,952

		Services 3.1%
3,595		Expedia, Inc.	8.500	07/01/16	3,954,500
2,545		Service Corp. International	6.750	04/01/16	2,506,825
2,250		ServiceMaster Co. (a) (b)	10.750	07/15/15	2,317,500
5,985		Ticketmaster Entertainment, Inc.	10.750	08/01/16	6,613,425
2,980		West Corp.	9.500	10/15/14	2,972,550

					18,364,800

		Telecommunications 5.5%
2,000		Cincinnati Bell, Inc.	8.375	01/15/14	2,025,000
(EUR	) 4,000	Exodus Communications, Inc. (f) (g)	11.375	07/15/08	0
5,995		Frontier Communications Corp.	9.000	08/15/31	5,845,125
3,725		Hughes Network Systems LLC	9.500	04/15/14	3,827,437
1,875		Intelsat Corp.	9.250	06/15/16	1,950,000
7,075		PAETEC Holding Corp.	8.875	06/30/17	7,163,437
2,000		PAETEC Holding Corp. (a)	8.875	06/30/17	2,025,000
4,640		Qwest Capital Funding, Inc.	7.250	02/15/11	4,860,400

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Telecommunications (Continued)
$500	Qwest Corp.	8.375%	05/01/16	$550,000
2,795	Windstream Corp.	7.875	11/01/17	2,746,088
1,410	Windstream Corp.	8.125	08/01/13	1,473,450

				32,465,937

	Transportation 1.1%
6,535	Ford Motor Credit Co.	7.250	10/25/11	6,627,307

	Utility 10.2%
1,448	AES Corp.	7.750	03/01/14	1,457,050
4,036	AES Corp. (a)	8.750	05/15/13	4,126,810
7,220	Calpine Corp. (Senior Secured Term Loan)	5.685	03/29/14	6,805,572
3,250	Edison Mission Energy	7.000	05/15/17	2,396,875
2,295	Edison Mission Energy	7.750	06/15/16	1,847,475
1,157	El Paso Corp.	6.875	06/15/14	1,172,491
1,800	El Paso Corp.	7.000	06/15/17	1,814,524
375	El Paso Corp.	12.000	12/12/13	437,812
812	Homer City Funding LLC	8.137	10/01/19	804,365
4,070	Intergen NV (Netherlands) (a)	9.000	06/30/17	4,171,750
1,355	IPALCO Enterprises, Inc.	8.625	11/14/11	1,412,587
1,504	Midwest Generation LLC, Ser B	8.560	01/02/16	1,538,000
6,430	Mirant Americas Generation LLC	8.500	10/01/21	6,044,200
2,275	Mirant Americas Generation LLC	9.125	05/01/31	2,053,188
500	NRG Energy, Inc.	7.375	02/01/16	494,375
6,935	NRG Energy, Inc.	8.500	06/15/19	6,961,006
4,360	NSG Holdings, Inc. (a)	7.750	12/15/25	3,793,200
2,450	Orion Power Holdings, Inc.	12.000	05/01/10	2,477,563
5,775	Ormat Funding Corp.	8.250	12/30/20	5,053,207
2,325	RRI Energy, Inc.	7.875	06/15/17	2,185,500
2,260	Sonat, Inc.	7.625	07/15/11	2,363,535

				59,411,085

	Wireless Communications 3.0%
5,680	Nextel Communications, Inc., Ser E	6.875	10/31/13	5,481,200
4,505	Sprint Capital Corp.	6.900	05/01/19	3,975,663
4,450	Wind Acquisition Finance SA (Luxembourg) (a)	11.750	07/15/17	4,783,750
3,340	Wind Acquisition Finance SA (Luxembourg) (a)	12.000	12/01/15	3,590,500

				17,831,113

	Total Corporate Bonds 94.0%			550,227,188

Description

Equities 0.3%
DecisionOne Corp. (19,895 Common Shares) (g) (h)				0
GMAC, Inc. (2,046 Preferred Shares) (a)				1,448,248
HF Holdings, Inc. (36,820 Common Shares)				0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (g) (h)				0

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

Equities (Continued)
Jazztel PLC (5,000 Common Stock Warrants, expiring 07/15/10) (United Kingdom) (g)	$0
OpTel, Inc. (3,275 Common Shares) (a) (g) (h)	0
Ventelo, Inc. (73,021 Common Shares)(EUR)(United Kingdom)	0
VS Holdings, Inc. (946,962 Common Shares) (g) (h)	0

Total Equities 0.3%	1,448,248

Total Long-Term Investments 94.3% (Cost $546,004,531)	551,675,436

Repurchase Agreements 4.8%
Banc of America Securities ($5,143,315 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $5,143,358)	5,143,315
JPMorgan Chase & Co. ($21,898,052 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $21,898,216)	21,898,052
State Street Bank & Trust Co. ($1,009,633 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $1,009,634)	1,009,633

Total Repurchase Agreements 4.8% (Cost $28,051,000)	28,051,000

Total Investments 99.1% (Cost $574,055,531)	579,726,436

Foreign Currency 0.0% (Cost $3)	3

Other Assets in Excess of Liabilities 0.9%	5,492,252

Net Assets 100.0%	$585,218,691

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Payment-in-kind security.

(c)	Floating Rate Coupon

(d)	Variable Rate Coupon

(e)	Security purchased on a when-issued or delayed delivery basis.

(f)	Non-income producing as security is in default.

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h)	Security has been deemed illiquid.

Currency Abbreviations:
EUR—Euro

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investment in an Asset Position
Corporate Bonds	$—	$550,227,188	$—	$550,227,188
Equities
Financial	—	1,448,248	—	1,448,248
Repurchase Agreements	—	28,051,000	—	28,051,000

Total Investment in an Asset Position	$—	$579,726,436	$—	$579,726,436

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

Investments
in Securities
Equities

Balance as of 8/31/09	$—
Accrued Discounts/Premiums	—
Realized Gain/Loss	—
Change in Unrealized Appreciation/Depreciation	(368)
Net Purchases/Sales	368
Net Transfers in and/or out of Level 3	—

Balance as of 2/28/10	$—

Net Change in Unrealized Appreciation/Depreciation from investments still held as of 2/28/10	$—

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $574,055,531)	$579,726,436
Foreign Currency (Cost $3)	3
Cash	804
Receivables:
Interest	11,043,359
Investments Sold	1,740,906
Fund Shares Sold	1,369,537
Other	245,238

Total Assets	594,126,283

Liabilities:
Payables:
Investments Purchased	4,451,081
Fund Shares Repurchased	2,020,006
Income Distributions	793,457
Distributor and Affiliates	239,904
Investment Advisory Fee	183,193
Trustees’ Deferred Compensation and Retirement Plans	368,356
Accrued Expenses	301,662
Other	549,933

Total Liabilities	8,907,592

Net Assets	$585,218,691

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,143,245,075
Net Unrealized Appreciation	5,670,905
Accumulated Undistributed Net Investment Income	(477,339)
Accumulated Net Realized Loss	(563,219,950)

Net Assets	$585,218,691

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $376,130,354 and 40,428,751 shares of beneficial interest issued and outstanding)	$9.30
Maximum sales charge (4.75%* of offering price)	0.46

Maximum offering price to public	$9.76

Class B Shares:
Net asset value and offering price per share (Based on net assets of $35,435,866 and 3,778,972 shares of beneficial interest issued and outstanding)	$9.38

Class C Shares:
Net asset value and offering price per share (Based on net assets of $41,664,466 and 4,522,365 shares of beneficial interest issued and outstanding)	$9.21

Class I Shares:
Net asset value and offering price per share (Based on net assets of $131,988,005 and 14,188,924 shares of beneficial interest issued and outstanding)	$9.30

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Interest	$27,114,440
Dividends	70,879
Other	109,530

Total Income	27,294,849

Expenses:
Investment Advisory Fee	1,159,076
Distribution (12b-1) and Service Fees
Class A	464,838
Class B	190,948
Class C	226,941
Transfer Agent Fees	395,558
Accounting and Administrative Expenses	77,250
Reports to Shareholders	56,086
Registration Fees	52,391
Professional Fees	38,902
Custody	30,788
Trustees’ Fees and Related Expenses	16,637
Other	56,981

Total Expenses	2,766,396

Net Investment Income	$24,528,453

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$15,177,577
Foreign Currency Transactions	(1)

Net Realized Gain	15,177,576

Unrealized Appreciation/Depreciation:
Beginning of the Period	(9,532,261)
End of the Period	5,670,905

Net Unrealized Appreciation During the Period	15,203,166

Net Realized and Unrealized Gain	$30,380,742

Net Increase in Net Assets From Operations	$54,909,195

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$24,528,453	$38,296,558
Net Realized Gain/Loss	15,177,576	(101,354,925)
Net Unrealized Appreciation During the Period	15,203,166	76,504,123

Change in Net Assets from Operations	54,909,195	13,445,756

Distributions from Net Investment Income:
Class A Shares	(18,826,850)	(29,086,934)
Class B Shares	(1,761,757)	(3,297,437)
Class C Shares	(2,150,523)	(2,853,466)
Class I Shares	(5,655,220)	(2,337,678)

Total Distributions	(28,394,350)	(37,575,515)

Net Change in Net Assets from Investment Activities	26,514,845	(24,129,759)

From Capital Transactions:
Proceeds from Shares Sold	91,206,367	186,683,906
Net Asset Value of Shares Issued Through Dividend Reinvestment	23,037,565	29,381,238
Cost of Shares Repurchased	(83,947,441)	(121,785,306)

Net Change in Net Assets from Capital Transactions	30,296,491	94,279,838

Net Change in Net Assets	56,811,336	70,150,079
Net Assets:
Beginning of the Period	528,407,355	458,257,276

End of the Period (Including accumulated undistributed net investment income of $(477,339) and $3,388,558, respectively)	$585,218,691	$528,407,355

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class A Shares	2010	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$8.85	$9.45		$10.38	$10.47		$10.89		$10.92

Net Investment Income	0.40 (a)	0.78	(a)	0.75 (a)	0.75	(a)	0.75	(a)	0.78
Net Realized and Unrealized Gain/Loss	0.51	(0.61)		(0.94)	(0.10)		(0.39)		(0.06)

Total from Investment Operations	0.91	0.17		(0.19)	0.65		0.36		0.72
Less Distributions from Net Investment Income	0.46	0.77		0.74	0.74		0.78		0.75

Net Asset Value, End of the Period	$9.30	$8.85		$9.45	$10.38		$10.47		$10.89

Total Return (b)	10.44% *	3.24%		–2.01%	6.23%		3.55%		6.89%
Net Assets at End of the Period (In millions)	$376.1	$365.2		$351.6	$425.4		$457.7		$532.0
Ratio of Expenses to Average Net Assets (c)	0.92%	1.02%		0.94%	0.92%		0.92%		1.06%
Ratio of Net Investment Income to Average Net Assets	8.76%	9.88%		7.39%	7.05%		7.04%		7.11%
Portfolio Turnover	41% *	121%		39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class B Shares	2010	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$8.92	$9.51		$10.44	$10.53		$10.95		$10.95

Net Investment Income	0.37 (a)	0.73	(a)	0.68 (a)	0.68	(a)	0.66	(a)	0.75
Net Realized and Unrealized Gain/Loss	0.52	(0.61)		(0.95)	(0.11)		(0.39)		(0.06)

Total from Investment Operations	0.89	0.12		(0.27)	0.57		0.27		0.69
Less Distributions from Net Investment Income	0.43	0.71		0.66	0.66		0.69		0.69

Net Asset Value, End of the Period	$9.38	$8.92		$9.51	$10.44		$10.53		$10.95

Total Return (b)	10.07% *	2.56%		–2.74%	5.41%		2.75%		6.36%
Net Assets at End of the Period (In millions)	$35.4	$38.9		$50.5	$77.6		$115.8		$191.0
Ratio of Expenses to Average Net Assets (c)	1.68%	1.79%		1.70%	1.68%		1.68%		1.83%
Ratio of Net Investment Income to Average Net Assets	7.99%	9.14%		6.63%	6.32%		6.28%		6.33%
Portfolio Turnover	41% *	121%		39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class C Shares	2010	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$8.77	$9.37		$10.30	$10.38		$10.80		$10.83

Net Investment Income	0.36 (a)	0.72	(a)	0.66 (a)	0.66	(a)	0.66	(a)	0.75
Net Realized and Unrealized Gain/Loss	0.51	(0.61)		(0.92)	(0.08)		(0.36)		(0.09)

Total from Investment Operations	0.87	0.11		(0.26)	0.58		0.30		0.66
Less Distributions from Net Investment Income	0.43	0.71		0.67	0.66		0.72		0.69

Net Asset Value, End of the Period	$9.21	$8.77		$9.37	$10.30		$10.38		$10.80

Total Return (b)	10.02% *	2.51%		–2.77%	5.59%		2.83%	(d)	6.17%	(d)
Net Assets at End of the Period (In millions)	$41.7	$41.2		$36.2	$32.1		$43.6		$54.5
Ratio of Expenses to Average Net Assets (c)	1.67%	1.78%		1.69%	1.68%		1.64%	(d)	1.82%	(d)
Ratio of Net Investment Income to Average Net Assets	7.98%	9.11%		6.65%	6.26%		6.32%	(d)	6.34%	(d)
Portfolio Turnover	41% *	121%		39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 7 in the Notes to Financial Statements).

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months								March 23, 2005
	Ended								(Commencement of
	February 28,	Year Ended August 31,							Operations) to
Class I Shares	2010	2009		2008	2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$8.85	$9.45		$10.38	$10.47		$10.89		$10.95

Net Investment Income	0.41 (a)	0.79	(a)	0.76 (a)	0.71	(a)	0.78	(a)	0.36
Net Realized and Unrealized Gain/Loss	0.52	(0.60)		(0.92)	(0.04)		(0.39)		(0.06)

Total from Investment Operations	0.93	0.19		(0.16)	0.67		0.39		0.30
Less Distributions from Net Investment Income	0.48	0.79		0.77	0.76		0.81		0.36

Net Asset Value, End of the Period	$9.30	$8.85		$9.45	$10.38		$10.47		$10.89

Total Return (b)	10.57% *	3.50%		–1.76%	6.49%		3.82%		2.69% *
Net Assets at End of the Period (In millions)	$132.0	$83.1		$20.0	$6.0		$1.7		$23.3
Ratio of Expenses to Average Net Assets (c)	0.67%	0.79%		0.68%	0.67%		0.63%		0.85%
Ratio of Net Investment Income to Average Net Assets	9.04%	9.96%		7.67%	6.72%		7.37%		6.97%
Portfolio Turnover	41% *	121%		39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen High Yield Fund (the “Fund”) is organized as a series of Van Kampen High Yield Fund, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The Fund commenced investment operations on October 2, 1978. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. On September 5, 2006, there was a 1-for-3 reverse share split for Class A Shares, Class B Shares, Class C Shares and Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments and preferred stocks are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price or the latest bid price (in the case of a foreign securities exchange) as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Swaps are valued using market quotations obtained from brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2010, the Fund had $1,543,125 when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in terms of debt instruments. Income and expenses of the Fund are allocated on a pro

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $478,983,834 which will expire according to the following schedule:

Amount	Expiration

$138,518,165	August 31, 2010
165,406,856	August 31, 2011
117,018,188	August 31, 2012
32,804,299	August 31, 2013
5,413,212	August 31, 2014
19,823,114	August 31, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited due to Internal Revenue Code Section 382.
At February 28, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$574,996,285

Gross tax unrealized appreciation	$43,207,902
Gross tax unrealized depreciation	(38,477,751)

Net tax unrealized appreciation on investments	$4,730,151

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$37,475,638

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,735,468

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.420%
Next $250 million	0.345%
Next $250 million	0.295%
Next $1 billion	0.270%
Next $1 billion	0.245%
Over $3 billion	0.220%

For the six months ended February 28, 2010, the Fund recognized expenses of approximately $12,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $24,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $186,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $241,600 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $59,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $32,700. Sales charges do not represent expenses to the Fund.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended February 28, 2010 and the year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	3,474,343	$32,364,233	11,410,540	$89,598,734
Class B	355,998	3,338,159	1,324,736	10,493,466
Class C	912,937	8,381,460	2,418,736	18,313,507
Class I	5,080,808	47,122,515	8,028,667	68,278,199

Total Sales	9,824,086	$91,206,367	23,182,679	$186,683,906

Dividend Reinvestment:
Class A	1,690,488	$15,727,296	3,017,619	$23,726,047
Class B	156,784	1,470,081	343,346	2,705,782
Class C	192,495	1,774,576	290,640	2,273,230
Class I	436,706	4,065,612	81,159	676,179

Total Dividend Reinvestment	2,476,473	$23,037,565	3,732,764	$29,381,238

Repurchases:
Class A	(5,985,928)	$(55,361,118)	(10,381,357)	$(80,760,861)
Class B	(1,093,518)	(10,245,150)	(2,614,251)	(20,592,733)
Class C	(1,278,434)	(11,690,181)	(1,878,239)	(14,084,844)
Class I	(715,908)	(6,650,992)	(838,078)	(6,346,868)

Total Repurchases	(9,073,788)	$(83,947,441)	(15,711,925)	$(121,785,306)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended February 28, 2010, the Fund received redemption fees of approximately $10,100 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $242,980,031 and $223,166,211, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or generate potential gain. All of the Fund’s portfolio

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of a gain or loss is postponed until the disposal of the security underlying the contract.
FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

B. Futures Contracts The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the six months ended February 28, 2010.

C. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. At February 28, 2010, the Fund did not hold credit default swaps.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At February 28, 2010, the Fund did not hold interest rate swaps.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral, if any, has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain/loss on swap contracts on the Statement of Operations.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $713,700 and $31,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen High Yield Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

28, 128, 228, 628
HYISAN 04/10
IU10-01682P-Y02/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen High Yield Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	April 15, 2010